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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) July 31, 2001
                                                         -------------


                          COASTAL FINANCIAL CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                         0-19684                57-0925911
      --------                       -----------              ------------
(State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                    File Number)            Identification No.)


               2619 Oak Street, Myrtle Beach, South Carolina 29577
               ---------------------------------------------------
                    (Address of principal executive offices)


                                 (843) 448-5151
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)




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ITEMS 1, 2, 3, 4, 6, 8 AND 9.

      Not applicable.

ITEM 5.     OTHER EVENTS
            ------------

      On July 31, 2001, the Board of Directors of Coastal Financial Corporation (the "Company") declared a 3-for-2 stock split on the Company's outstanding shares of common stock, payable in the form of a 50% stock dividend on August 28, 2001 to shareholders of record as of the close of business on August 14, 2001. Fractional shares resulting from the stock split will be paid in cash based on the average of the high and low bid prices on the payment date, as adjusted for the split.

      A copy of the Company's press release dated July 31, 2001 announcing the stock split is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS AND OTHER EXHIBITS
            ---------------------------------------

            Exhibit 99.1      Press Release Dated July 31, 2001




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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     COASTAL FINANCIAL CORPORATION



Dated: August 1, 2001                By:  /s/ Michael C. Gerald
                                          --------------------------------------
                                          Michael C. Gerald
                                          President and Chief Executive Officer